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                                                                    EXHIBIT 10.8

                          CAPITAL GROWTH SYSTEMS, INC.
                             SUBSCRIPTION AGREEMENT

Capital Growth Systems, Inc.
Attention:  Douglas Stukel
980 North Michigan Avenue - Suite 1120
Chicago, IL  60611

Gentlemen:

                                 I. SUBSCRIPTION

         The undersigned hereby offers and agrees to purchase 238,500 shares of common stock (the "Shares") of the Company to be issued by Capital Growth Systems, Inc., a Florida corporation (the "Company"), at a price of $0.0545 per Share (the "Offering") for a total of $13,000. The undersigned will submit payment in the form of a wire transfer or check to the Company or by paying or causing to be paid accrued, unpaid legal fees of the Company of at least $13,000.

                         II. OFFERING AND SALE OF SHARES

         The offering price of the Shares has been determined arbitrarily by the Company and is not the result of arm's-length negotiations. The undersigned has agreed to invest these funds in the Company in order to provide the Company with sufficient funds to cover legal and other fees estimated as necessary to bring the Company current with respect to its periodic filings with the Securities and Exchange Commission and to enable the Company to attract future capital in connection with a potential reverse merger of another company into the Company.

                               III. ACCREDITATION

         The Company is offering the Shares in the Offering only to the undersigned. The undersigned understands that the Shares are not registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities acts of any states (the "Laws") and are being offered and sold in reliance upon exemptions from registration under said Securities Act and Laws. To enable the Company to determine the exemption(s) applicable to the undersigned, the undersigned hereby warrants and represents as follows. PLEASE INITIAL ALL STATEMENTS WHICH ARE APPLICABLE TO YOU. IF NONE ARE APPLICABLE, YOU WILL BE ASSUMED TO HAVE INTENDED TO MARK ONE OR MORE OF THE ACCREDITED INVESTOR
BOXES:

[_____]       (a)    The undersigned is an organization described in Section
                     501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership or trust (if the trust's purchase of securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act); (i) not formed for the specific purpose of acquiring the securities offered; (ii) with assets in excess of $5,000,000; and
                     (iii) has the power and authority to execute and comply with the terms of this Subscription Agreement.

[_____]       (b)    The undersigned is an entity in which all of the equity own ers meet the suitability standards set forth in (a) above and as required in Rule 501 of Regulation D.



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                             IV. OFFERING MATERIALS

         The undersigned hereby acknowledges receipt of a copy of the Company's filings with the Securities and Exchange Commission, the Company's business plan and related documents, the Subscription Documents, including this Subscription Agreement, and the Purchaser Questionnaire (together, the "Offering Documents").

                        V. REPRESENTATIONS AND WARRANTIES

         The undersigned makes the following additional agreements, representations, declarations, acknowledgments and warranties with the intent that the same may be relied upon in determining his suitability as a purchaser of Shares:

         (1) The undersigned agrees that, in the event its principal place of business changes from that represented in the Purchaser Questionnaire, it will promptly notify the Company.

         (2) The undersigned has received, read, understands and is fully familiar with the Offering Documents.

         (3) The Shares subscribed for herein will be acquired solely by and for the account of the undersigned, for investment, and are not being purchased for subdivision, fractionalization, resale or distribution; the undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge all or any part of the Shares for which the undersigned hereby subscribes, and the undersigned has no present plans or intentions to enter into any such contract, undertaking or arrangement. In order to induce the Company to issue and sell the Shares subscribed for hereby to the undersigned, the undersigned agrees that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Shares by anyone but the undersigned.

         (4) The undersigned agrees that it will not transfer the Shares, or any interest therein, unless and until the Company shall have consented thereto (which consent may be withheld in the absolute discretion of the Company). The undersigned acknowledges that the Shares must be held for a minimum period of one year and may not be sold, transferred, pledged or otherwise disposed of without registration under the Securities Act or the Laws unless an exemption from registration is available. Further, the undersigned shall provide, if the Company so requires, an opinion of counsel satisfactory to the Company, that the intended disposition will not violate the Securities Act or any applicable state securities law or the rules and regulations of the Securities and Exchange Commission or of any state securities commission promulgated under such statutes.

         (5) The Shares have not and will not be registered under the Securities Act and cannot be sold or transferred without compliance with the registration provisions of said Securities Act or compliance with exemptions, if any, available thereunder. The undersigned understands that the Company does not have any obligation or intention to register the Shares under any federal or state securities act or law.

         (6) The undersigned expressly represents that: (a) it, alone or with its Purchaser Representative (if applicable), has such knowledge and experience in financial and business matters, in general, and in investments of the type described in the Offering Documents, in particular, and that it is capable of evaluating the merits, risks and other facets of the subject investment; (b) its financial condition is such that it has no need for liquidity with respect to its investment in the Shares to satisfy any existing or contemplated undertaking or indebtedness; (c) it is able to bear the economic risk of its investment in the Shares for an indefinite period of time, including the risk of losing all of its investment; (d) it has either secured independent tax


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advice with respect to its investment in the Shares, upon which it, alone or with its Purchaser Representative (if applicable), is relying, or it is sufficiently familiar with the income taxation of corporations that it deemed such independent advice to be unnecessary; (e) it has participated in other privately placed investments and/or it, alone or with its Purchaser Representative (if applicable), has such knowledge and experience in business and financial matters, has the capacity to protect its own interest in investments like the subject investment, and is capable of evaluating the risks, merits and other facets of the subject investment.

         (7) The undersigned acknowledges that the Company has made all available documents pertaining to the investment opportunity described in the Offering Documents available to the undersigned, and/or its Purchaser Representative (if applicable), and has allowed the undersigned an opportunity to ask questions and receive answers thereto and to verify and clarify any information contained in the Offering Documents or related documents.

         (8) In evaluating the suitability of an investment in the Company, the undersigned, having been delivered a copy of the Offering Documents, acknowledges that it has relied solely upon the Offering Documents, documents and materials submitted therewith, and independent investigations made by the undersigned in making the decision to purchase the Shares subscribed for herein, and acknowledges that no representations or agreements (oral or written), other than those set forth in the Offering Documents, have been made to the undersigned with respect thereto. The undersigned acknowledges that the Offering Documents supersede any prior information submitted to it regarding the investment opportunity described in the Offering Documents.

         (9) The undersigned was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the television or radio; and (ii) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

         (10) The undersigned expressly acknowledges that: (a) the Shares are speculative investments that involve a high degree of risk of loss of the entire investment of the undersigned in the Company; (b) no federal or state agency has reviewed or passed upon the adequacy or accuracy of the information set forth in the Offering Documents, or made any finding or determination as to the fairness for investment, or any recommendation or endorsement of the Shares as an investment; and (c) there are restrictions on the transferability of the Shares; there will be no public market for the Shares and, accordingly, it may not be possible for the undersigned to liquidate its investment in the Shares.

         (11) All information that the undersigned has provided concerning itself and its financial condition is correct and complete as of the date set forth on the subscription page hereof, and if there should be any material change in such information prior to the acceptance of his subscription for the Shares that it is purchasing, it will immediately provide such information to the Company.

                             VI. LEGEND REQUIREMENTS

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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         THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND
RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                              VII. INDEMNIFICATION

         The undersigned hereby agrees to indemnify the Company, its directors, officers, agents and employees, and hold each of them harmless against any and all loss, damage, liability or expense, including reasonable attorneys' fees, which they or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the undersigned thereto, or in connection with the sale or distribution by the undersigned of the Shares purchased by the undersigned pursuant hereto in violation of the Securities Act or any other applicable law.

                         VIII. ACCEPTANCE AND REVOCATION

         The undersigned understands and agrees that this subscription may be accepted or rejected by the Company, in whole or in part, in its sole and absolute discretion, and if accepted, the Shares purchased pursuant hereto will be issued only in the name of the undersigned. The undersigned hereby acknowledges and agrees that this Subscription Agreement may not be canceled, revoked or withdrawn, and that this Subscription Agreement and the documents submitted herewith shall survive: (a) changes in the transactions, documents and instruments described in the Offering Documents that are not material; and (b) the death or disability of the undersigned.

                                IX. MISCELLANEOUS

         The undersigned hereby intends that the undersigned's signature hereon shall constitute a subscription to the Company for the Shares specified on the signature page of this Subscription Agreement.

         This Subscription Agreement, and the representations and warranties contained herein shall be binding upon the, executors, administrators and other successors of the undersigned. This Subscription Agreement shall be governed by the laws of the State of Illinois.

               [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]



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                          CAPITAL GROWTH SYSTEMS, INC.
                                 SIGNATURE PAGE

         The undersigned hereby subscribes for the Shares of Common Stock in the amount of the Purchaser's Investment as indicated below, acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

PLEASE NOTE THAT ONE OR MORE BRACKETS ON PAGE 1 MUST BE INITIALED IN ORDER FOR THIS SUBSCRIPTION TO BE CONSIDERED.

         EXECUTED this 1st day of October, 2003, at Chicago, Illinois.

     238,500        Shares subscribed for at $0.0545 per Share, payable either
--------------      directly to the Company or by payment of legal bills of the
                    Company in said amount.


Cash Subscription Amount:              $  13,000
                                       ---------




              GRANDER, LLC
---------------------------------         -------------------------------------
                                                  (Employer I.D. Number)
By:  /s/ Lee Wiskowski
     ----------------------------
        (Signature of Subscriber)         980 NORTH MICHIGAN AVENUE, SUITE 1120
                                          CHICAGO, IL  60611
                                          -------------------------------------
Its: Manager                              (Address of Subscriber)

-------------------------------------------------------------------------------

                                   ACCEPTANCE

         Accepted this 1st day of October, 2003 at Chicago, Illinois.

                                            CAPITAL GROWTH SYSTEMS, INC.


                                            By:   /s/ Douglas Stukel
                                                  -----------------------------
                                                  Douglas Stukel
                                                  -----------------------------




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              [TO BE COMPLETED ONLY IF THE INTERESTS ARE TO BE HELD
                     IN NAME OF A LIMITED LIABILITY COMPANY]

                      LIMITED LIABILITY COMPANY CERTIFICATE


CERTIFICATE OF:                         GRANDER, LLC
                ---------------------------------------------------------------
                            (Name of Limited Liability Company)


         The undersigned, constituting all requisite signatories of Grander, LLC an Illinois limited liability company (the "Company"), hereby certify as follows:

         1. That the Company commenced business on __________________, _____ and was established pursuant to an operating agreement dated _______________ (the "Agreement").

         2. That a true and correct copy of the Agreement is attached hereto and that, as of the date hereof, the Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

         3. That the requisite members of the Company have determined that an investment in Capital Growth Systems, Inc. is of benefit to the Company and have determined to make such investment on behalf of the Company and have full power and authority to do so and thereby bind the Company.

         IN WITNESS WHEREOF, we have executed this certificate as the requisite members of the Company this 1st day of October, 2003, and declare that it is truthful and correct.

                                                 By: /s/ Lee Wiskowski
                                                     --------------------------
                                                     Manager


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